Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the previously filed Registration Statements on Form F-3 (No 333-130048) and Form S-8 (No 333-110696, 333-100971 and 333-11650) of B.O.S. Better Online Solutions Ltd. (“BOS”) of our report dated March 27, 2006, with respect to the amended consolidated financial statements of B.O.S. Better Online Solutions Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2005.

Tel Aviv, Israel June 27, 2006	/S/ Kost Forer Gabbay & Kasierer Kost Forer Gabbay & Kasierer A Member of Ernst & Young Global